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                                 DIRECTOR VISION
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

      SUPPLEMENT DATED JANUARY 2, 2002 TO THE PROSPECTUS DATED MAY 1, 2001

Certain provisions enacted under the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") will affect federal income tax laws relating to certain tax-qualified retirement plans. These provisions of EGTRRA generally are effective beginning January 1, 2002, but terminate after 2010. The following provisions of this supplement reflecting such tax law changes made by EGTRRA supersede the provisions of the prospectus to the extent that those provisions are inconsistent with the provisions of this supplement:

- All references to "separation from service" contained in the prospectus are replaced with "severance from employment", except in discussions with reference to the penalty tax on early distributions under Internal Revenue Code section 72(t);

- In general, the limitation on contributions to eligible deferred compensation plans described under Code section 457 is the lesser of (1) 100% of the participant's includible compensation, and (2) the applicable dollar amount equal to $11,000 for 2002. The contribution limitation may be increased to allow certain "catch-up" contributions for individuals who have attained age 50. Also, in applying this contribution limitation, contributions under other types of plans are not taken into account;

- In general, the limitation on contributions that can be made to tax sheltered annuity contracts under section 403(b) of the Code may not exceed the lesser of (1) 100% of the participant's compensation, and (2) $40,000 (adjusted for increases in cost-of-living). The maximum elective deferral amount is equal to $11,000 for 2002. The contribution limitation may be increased to allow certain "catch-up" contributions for individuals who have attained age 50;

- The maximum contribution limit for IRAs (including Roth IRAs) is equal to $3,000 for 2002 through 2004, $4,000 for 2005 through 2007, and $5,000 for
     2008, indexed thereafter for increases in cost-of-living. An individual who has attained age 50 may make additional "catch-up" contributions. The maximum annual contribution limit for such an individual is increased by $500 for 2002 through 2005, and $1,000 for 2006 and thereafter, except as otherwise provided by law.

     You may be eligible for a non-refundable income tax credit for your IRA contribution for taxable years beginning before January 1, 2007. You may claim the tax credit if you have adjusted gross income below certain levels. The tax credit is equal to a percentage of your first $2,000 in annual IRA contributions. The percentage varies with your adjusted gross income and your filing status. If either you or your spouse receives a pre-retirement distribution from your IRA in any year, your eligibility for the tax credit in that year or in the two subsequent years will be reduced by the amount of the distribution;

- Eligible rollover distributions from qualified retirement plans, section 403(b) arrangements, and governmental 457(b) plans generally can be rolled over to any of such plans or arrangements. Similarly, distributions from an IRA generally are permitted to be rolled over to a qualified plan, section 403(b) arrangement, or governmental 457(b) plan. After tax

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     contributions may be rolled over from a qualified plan into another qualified plan or an IRA. In the case of a rollover from a qualified plan to another qualified plan, the rollover is permitted to be accomplished only through a direct rollover. In addition, a qualified plan is not permitted to accept rollovers of after tax contributions unless the plan provides separate accounting for such contributions (and earnings thereon). After tax contributions (including nondeductible contributions to an IRA) are not permitted to be rolled over from an IRA into a qualified plan, section 403(b) arrangement, or governmental 457(b) plan;

- Separate accounting is required on amounts rolled from plans described under Code sections 401, 403(b) or 408(IRA), when those amounts are rolled into plans described under section 457(b) sponsored by governmental employers. These amounts, when distributed from the governmental 457(b) plan, will be subject to the 10% early withdrawal tax applicable to distributions from plans described under sections 401, 403(b) or 408(IRA), respectively;

- The rollover rules applicable to IRAs apply generally to SIMPLE IRAs, except that distributions from a SIMPLE IRA during the 2-year period beginning on the date the individual first participated in any SIMPLE IRA may be rolled over only to another SIMPLE IRA;

-    The withholding rules applicable to distributions from qualified plans and section 403(b) arrangements are extended generally to distributions from governmental 457(b) plans;

- Hardship distributions are not eligible rollover distributions that can be rolled over, and thus are not subject to this mandatory 20% withholding requirement that applies to eligible rollover distributions from qualified plans and section 403(b) arrangements. Also, the direct rollover and withholding rules applicable to eligible rollover distributions from qualified plans and section 403(b) arrangements are extended generally to distributions from governmental 457(b) plans.

Under the section entitled "Death Benefit," under the sub-section "How is the Death Benefit paid?", the following paragraph is added after the second paragraph:

The Beneficiary of a non-qualified Contract or IRA may also elect the "Single Life Expectancy Only" option. This option allows the Beneficiary to take the Death Benefit in a series of payments spread over a period equal to the Beneficiary's remaining life expectancy. Distributions are calculated based on IRS life expectancy tables. This option is subject to different limitations and conditions depending on whether the Contract is non-qualified or an IRA.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

333-36136
HV-3427